                                                                   Exhibit 24(b)

                             ROADWAY SERVICES, INC.
                     EMPLOYEE STOCK SAVINGS PLAN AND TRUST
                             (AMENDED AND RESTATED)

                       REGISTRATION STATEMENT ON FORM S-8


                               POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned members of the Roadway Services, Inc. Employee Stock Savings Plan and Trust (Amended and Restated) Committee hereby constitutes and appoints John M. Glenn, Douglas A. Wilson and Janet Coquillette, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer and sale of participations and participation interests in the Roadway Services, Inc. Employee Stock Savings Plan and Trust (Amended and Restated), as the same may from time to time hereafter be amended or restated (the "Plan"), and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority including any state securities regulatory board or commission pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                   EXECUTED this 7th day of December, 1988.



J. DAWSON CUNNINGHAM                      DOUGLAS A. WILSON
- -----------------------------------       ------------------------------------
J. Dawson Cunningham                      Douglas A. Wilson



A. C. SNELSON
- -----------------------------------
A. C. Snelson